                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event report)          21-Oct-96

    The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).

                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
 ------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)

      Delaware                                                   22-3405381
      New Jersey                    33-94518                     22-2293022
      ----------                    --------                    -----------

      State or other              (Commission                  (IRS Employer
      jurisdiction of             File Number)                   ID Number)
      incorporation)

      2840 Morris Avenue, Union, New  Jersey                     07083
      ------------------------------------------------------------------------
      (Address of principal executive officer)

      Registrant's Telephone Number,
      including area code:                                  908-686-2000
                                                            ------------------


                                       n/a
      ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Item 5         Other Events
                    --------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date of: 21-Oct-96


      Item 7         Financial Statements and Exhibits
                     ---------------------------------

The quarterly financial statement for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on August 9, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE INC.
                                        TMS AUTO HOLDINGS, INC.

                                        By /s/ James K. Ransom
                                        ------------------------
                                           James K. Ransom
                                           Vice President



Dated:     10/29/96

                        TMS AUTO RECEIVABLES TRUST 1996-1
                         7.10% Asset Backed Certificates
                             SERVICER'S CERTIFICATE

          IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE OCTOBER 11, 1996 DETERMINATION DATE

   DISTRIBUTION DATE      10/21/96      MONTHLY PERIOD            Sep-96

A.   Information Regarding the Current Monthly Distribution :

     I.    CERTIFICATES

                  (a)  The aggregate amount of the distribution to
                       Certificateholders from the Collection Account                                   41,416.67

                  (b)  The amount of the distribution set forth in  A. 1. (a)
                       above in respect of interest from the Collection Account                         41,416.67

                  (c)  The amount of the distribution set forth in  A. 1. (a)
                       above in respect of principal from the Collection Account                             0.00

                  (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                       on the Policy (Deficiency Claim Amount)                                               0.00

                  (e)  The amount of the distribution set forth in A. 1. (a)
                       above per $1,000 interest                                                        5.9166671

                  (f)  The amount of the distribution set forth in A. 1. (b)
                       above per $1,000 interest                                                        5.9166671

                  (g)  The amount of the distribution set forth in A. 1. (c)
                       above per $1,000 interest                                                        0.0000000

                  (h)  The amount of the distribution set forth in A. 1. (d)
                       above per $1,000 interest                                                        0.0000000

B.   Information Regarding the Performance of the Trust :

     I.    POOL AND CERTIFICATE BALANCES

                  (a)  The Pool Balance as of the close of business
                       on the last day of the preceding Monthly Period                             182,915,801.28

                  (b)  The Certificate Balance as of the close of business
                       on the last day of the preceding Monthly Period, after
                       giving effect to payments allocated to principal set
                       forth in Paragraph A. 1. (c) above                                            7,000,000.00

                  (c)  The Certificate Factor as of the close of business on the
                       last day of the preceding Monthly Period                                         1.0000000

2.   SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                       Servicer with respect to the preceding Monthly Period
                       from the Collection Account                                                     376,968.59
                  (b)  The amount of such Servicing Fee per $ 1,000 interest                           53.8526557
                  (c)  The amount of any unpaid Servicing Fee                                                0.00
                  (d)  The change in the amount of any unpaid Servicing Fee
                       from the previous Distribution Date                                                   0.00

3.   OTHER FEES

                  (a)  The aggregate amount of Trustee Fees paid to the Trustee
                       from the Collection Account                                                         333.33
                  (b)  The aggregate amount of Insurance Premium paid to the
                       Certificate Insurer from the Collection Account                                   1,458.33

4.   PAYMENT SHORTFALLS

                  (a)  The amount of the Interest Carryover Shortfall after
                       giving effect to the payments set forth in Paragraph
                       A. 1. (b) above                                                                       0.00
                  (b)  The amount of such Interest Carryover Shortfall
                       per $1,000 Interest                                                              0.0000000
                  (c)  The change in the amount of the Interest Carryover Shortfall
                       from the previous Distribution Date                                                   0.00
                  (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                       A. 1. (c) above                                                                       0.00
                  (e)  The amount of such Principal Carryover Shortfall
                       per $1,000 Interest                                                              0.0000000
                  (f)  The change in the amount of the Principal Carryover Shortfall
                       from the previous Distribution Date                                                   0.00

5.   REALIZED LOSSES

                  (a)  Realized Losses for the Period funded by the Spread Account                     206,255.64
                                 1.  Cram Down Losses                     1,035.98
                                 2.  Losses on Liquidated Receivables     205,219.66
                  (b)  Aggregate Realized Losses, if any,
                                 1.  Preceding Monthly Period             Sep-96                       318,265.78
                                 2.  Second preceding Monthly Period      Aug-96                       112,010.14

6.   PURCHASE AMOUNTS

                  The aggregate Purchase Amounts for Receivables,
                  if any, that were repurchased in such period                                               0.00

7.   PAYAHEAD ACCOUNT

                  (a)  The aggregate Payahead Balance                                                  259,044.06
                  (b)  The change in the Payahead Balance from the
                       previous Distribution Date                                                       28,793.66
                                 (1) The aggregate Payaheads pursuant to Section 14.03
                                     for the Monthly Period which were transferred from
                                     the Collection Account to the Payahead Account.        83,718.29
                                 (2) The portion of the Payaheads constituting Scheduled
                                     Payments on PreComputed Receivables or the portion
                                     that are applied to Prepay a PreComputed Receivable in
                                     full pursuant to Section 14.03 which were transferred from
                                     the Payahead Account to the Collection Account.        54,924.63
                  (c)  The investment earnings on funds in the Payahead Account
                       (transferred from the Payahead to the Collection Account) and
                       remitted to the Seller as Supplemental Servicing Fee                                646.61

                                      (2)

8.   SPREAD ACCOUNT

                  (a)  The Spread Account balance after giving effect to
                       distributions made on such Distribution Date                                 12,625,050.79
                  (b)  The change in the Spread Account balance on such
                       Distribution Date                                                             1,381,074.33
                  (c)  The Amount withdrawn from the Spread Account and
                       payable to the Certificateholders (Deficiency Claim Amount)                           0.00
                  (d)  The Amount withdrawn from the Spread Account and
                       payable to the Seller (Remaining Funds).                                              0.00
                  (e)  The investment earnings on funds in the Spread Account
                       (transferred from the Spread to the Collection Account) and
                       remitted to the Seller as Supplemental Servicing Fee                             36,685.05

9.   THE POLICY

                  The amount distributable from the Policy and payable to the
                  Certificateholders, after giving effect to withdrawals from the
                  Spread Account (Deficiency Claim Amount)                                                   0.00

10.  THE NOTICES

                  (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                                   $0.00 to be withdrawn from the Spread Account to fund the
                       amount payable on the related Distribution Date for items (i) thru (v)
                       of Section 14.06 (

                  (b)  Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                                   $0.00 to be withdrawn from the Policy to fund the amount
                       payable on the related Distribution Date for items (i) thru (v) of
                       Section 14.06 (b)

11.   TERMINATION OF TRUST

                  The amount to be distributed to the Certificateholders from the Collection
                  Account pursuant to the Termination of the Trust ( Section 20.01 )                         0.00

12.  OTHER INFORMATION

                  Pursuant to Section 13.09 (b)(i)
                  (a)  Delinquency Ratio                                           2.6725%
                  (b)  Average Delinquency Ratio                                   3.6347%
                  (c)  Default Rate                                                6.6477%
                  (d)  Average Default Rate                                        3.8397%
                  (e)  Net Loss Rate                                               1.3096%
                  (f)  Average Net Loss Rate                                       0.6651%

                  Pursuant to Section 13.09 (b)(ii)
                  Trigger Event occurred as of                                     NO

                  Pursuant to Section 13.09 (b)(iii)
                  Prior Trigger Event Deemed Cured as of                           NO

                  Pursuant to Section 13.09 (b)(iv)
                  Insurance Agreement Event of Default                             NO

**NOTE**          Pursuant to Section 14.02 (b)
                  Amount deposited into the Collection Account due to
                  mistaken deposits, postings or checks returned for
                  insufficient funds to be reimbursed to the Servicer                                        0.00

                                      (3)

13.  PRE-FUND ACCOUNT

                  (a)  The Pre-Fund Account balance after giving effect to
                       distributions made on such Distribution Date                                          0.00
                  (b)  The Pre-Fund Account Balance per $ 1,000 interest                                0.0000000
                  (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                       to the Collection Account (payable to the Certificateholders)                         0.00
                  (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                 0.0000000
                  (e)  The interest earnings on funds in the Pre-Fund Account
                       (transferred from the Pre-Fund to the Collection Account) and
                       remitted to the Seller as Supplemental Servicing Fee                                867.18

14.  CAPITALIZED INTEREST ACCOUNT

                  (a)  The Capitalized Interest Account balance after giving effect to
                       distributions made on such Distribution Date                                          0.00
                  (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                       Certificateholders)                                                                   0.00
                  (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                       Sellers)                                                                              0.00
                  (e)  The interest earnings on funds in the Capitalized Interest Account
                       (transferred from the Capitalized Interest to the Collection Account)
                       and remitted to the Seller as Supplemental Servicing Fee                            732.89

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996-1 in preparing the accompanying Servicer's Certificate.


         THE MONEY STORE AUTO FINANCE INC.





         BY:
             -----------------------------

                HARRY PUGLISI
                TREASURER



                                      (5)